UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2025

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	WELL	New York Stock Exchange
Guarantee of 4.800% Notes due 2028 issued by Welltower OP LLC	WELL/28	New York Stock Exchange
Guarantee of 4.500% Notes due 2034 issued by Welltower OP LLC	WELL/34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

At-the-Market Offering

On October 28, 2025, Welltower Inc., a Delaware corporation (the “Company”), entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Welltower OP LLC, a Delaware limited liability company (“Welltower OP”), and (i) BofA Securities, Inc., BBVA Securities Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., BNY Mellon Capital Markets, LLC, Barclays Capital Inc., Capital One Securities, Inc., Citigroup Global Markets Inc., Citizens JMP Securities, LLC, Credit Agricole Securities (USA) Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Huntington Securities, Inc., Jefferies LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Loop Capital Markets LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Regions Securities LLC, Scotia Capital (USA) Inc., Synovus Securities, Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC as sales agents (when acting in this capacity, individually, a “Sales Agent” and, collectively, the “Sales Agents”) and, in certain cases, forward sellers (when a sales agent is acting in this capacity, individually, a “Forward Seller” and, collectively, the “Forward Sellers”) and (ii) the Forward Purchasers (as defined below) relating to issuances, offers and sales of shares of the Company’s common stock (the “Common Stock”), par value $1.00 per share, and in connection therewith, on October 28, 2025, terminated its prior equity distribution agreement dated March 28, 2025. In accordance with the terms of the Equity Distribution Agreement, shares of Common Stock having an aggregate sales price of up to $7,500,000,000 (the “ATM Shares”) may be offered and sold from time to time through any of the Sales Agents (acting in their capacity as sales agents or as Forward Sellers, as described below).

The Equity Distribution Agreement provides that, in addition to the issuance and sale of the ATM Shares by the Company through the Sales Agents, the Company may enter into forward sale agreements under separate master forward sale confirmations with the Forward Sellers (or affiliates thereof) (the “Forward Purchasers”). In connection with each particular forward sale agreement, the relevant Forward Purchaser or its affiliates will, at the Company’s request, borrow from third parties and, through the relevant Forward Seller, sell a number of the ATM Shares equal to the number of ATM Shares underlying the particular forward sale agreement. In no event will the aggregate number of ATM Shares sold through the Sales Agents, whether as agents for the Company or as Forward Sellers, under the Equity Distribution Agreement, have an aggregate sales price in excess of $7,500,000,000.

The Company will not receive any proceeds from the sale of borrowed shares of Common Stock by a Forward Seller. The Company expects to physically settle each particular forward sale agreement with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company would expect to receive per share cash proceeds at settlement equal to the forward sale price under the relevant forward sale agreement. However, the Company may also elect to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds (in the case of net share settlement), and the Company may owe cash (in the case of cash settlement) or shares of Common Stock (in the case of net share settlement) to the relevant Forward Purchaser.

Sales of the ATM Shares, if any, will be made by any method permitted by law, including by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices, in block transactions, or as otherwise agreed with the applicable Sales Agent, or by means of any other existing trading market for the Common Stock or to or through a market maker other than on an exchange. The offer and sale of the ATM Shares has been registered on the Company’s automatic shelf registration statement on Form S-3 (File No. 333-286204) (the “Registration Statement”), which includes a base prospectus dated March 28, 2025 (the “Base Prospectus”), pursuant to a prospectus supplement filed with the Securities and Exchange Commission (the “SEC”) on October 28, 2025.

The foregoing description of certain terms of the Equity Distribution Agreement and the forward sale agreements (the form of which is attached as Schedule C to the Equity Distribution Agreement) and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of the Equity Distribution Agreement and the form of forward sale agreement, which are filed herewith as Exhibit 1.1 and are incorporated by reference herein.

Resale Prospectus Supplement

On October 28, 2025, the Company filed with the SEC a prospectus supplement to the Base Prospectus to register the offer and resale by the selling stockholder identified therein of up to 1,182,070 shares (the “Resale Shares”) of the Company’s Common Stock, which the Company issued as consideration for its recent acquisition of certain properties.

Welltower OP Unit Prospectus Supplement

On October 28, 2025, the Company filed with the SEC another prospectus supplement (the “OP Prospectus Supplement”) to the Base Prospectus. The OP Prospectus Supplement relates to the registration and possible issuance of up to 4,542,926 shares (the “OP Shares”) of Common Stock that may be issued from time to time if, and to the extent that, certain holders of Class A common units (the “OP Units”) of Welltower OP LLC, a Delaware limited liability company (“Welltower OP”), tender such OP Units for redemption.

Registration of the OP Shares as provided in the OP Prospectus Supplement does not necessarily mean that any of the holders of OP Units will exercise their redemption rights with respect to the OP Units.

The Company is filing this Current Report on Form 8-K to provide legal and tax opinions of its counsel, Gibson, Dunn & Crutcher LLP, which opinions are attached hereto as Exhibits 5.1, 5.2, 5.3, 8.1, 8.2 and 8.3 and are incorporated by reference herein and in the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Equity Distribution Agreement, dated as of October 28, 2025, among Welltower Inc., Welltower OP LLC, the sales agents named therein and the related forward purchasers.

5.1	Opinion of Gibson, Dunn & Crutcher LLP regarding the ATM Shares.

5.2	Opinion of Gibson, Dunn & Crutcher LLP regarding the Resale Shares.

5.3	Opinion of Gibson, Dunn & Crutcher LLP regarding the OP Shares.

8.1	Tax Opinion of Gibson, Dunn & Crutcher LLP regarding the ATM Shares.

8.2	Tax Opinion of Gibson, Dunn & Crutcher LLP regarding the Resale Shares.

8.3	Tax Opinion of Gibson, Dunn & Crutcher LLP regarding the OP Shares.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibits 5.1, 5.2, 5.3, 8.1, 8.2 and 8.3 hereto).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ MATTHEW MCQUEEN
Name:	Matthew McQueen
Title:	Chief Legal Officer and General Counsel

Date: October 28, 2025